UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 15, 2010

________________________

WEST PHARMACEUTICAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

_____________________

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Gordon Drive, PO Box 645, Lionville, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

610-594-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 8, 2010, West Pharmaceutical Services, Inc. announced that Donald E. Morel, Jr., Ph.D., Chairman and Chief Executive Officer, and William J. Federici, Chief Financial Officer, will present at CL King’s 8th Annual Best Ideas Conference in New York, NY on September 15, 2010 at 11:45 AM ET.

A copy of the presentation materials they will use at the conference is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.  The materials will also be available for 30 days through the Investors link at the Company’s website, http://www.westpharma.com.

The information in this report is being furnished under Item 7.01, Regulation FD Disclosure, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor is it deemed to be incorporated by reference in any filing under that Act or the Securities Act of 1933.

Item 9.01 Financials Statement and Exhibits

(d)	Exhibits

	99.1	West Pharmaceutical Services, Inc. Corporate Overview (Investor Presentation Materials).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ John R. Gailey III
John R. Gailey III
Vice President, General Counsel and Secretary

September 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	West Pharmaceutical Services, Inc. Corporate Overview (Investor Presentation Materials).